UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                        ----------------------

                               FORM 8-K
                             CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934
                            March 26, 2004

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              Date of report (Date of earliest event reported)

                       Patriot National Bancorp, Inc.

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             (Exact Name of Registrant as Specified in Charter)

       United States             000-29599            06-1559137
(State or Other Jurisdiction     (Commission         (IRS Employer
  of Incorporation)              File Number)     Identification No.)


              900 Bedford Street, Stamford, CT  06901

          (Address of principal executive offices) (Zip code)


                               (203) 324-7500
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          (Registrant's telephone number, including area code)


                               Not Applicable
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     (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.  Other Events and Regulation FD Disclosure.

On March 30, 2004, Patriot National Bancorp, Inc. (the "Company") announced that it has applied for regulatory approval to establish a new full service branch. In addition, the Company will relocate its Connecticut based residential mortgage division to 1177 Summer Street, Stamford, Connecticut. For additional information, reference is made to the Company's press release dated March 30, 2004, which is included as
Exhibit 99.1 hereto and is incorporated herein by reference thereto.

On March 26, 2004, the Company announced the declaration of its quarterly cash dividend. For additional information, reference is made to the Company's press release dated March 26, 2004, which is included as Exhibit 99.2 hereto and is incorporated herein by reference thereto.

ITEM 7.  Financial Statements and Exhibits.

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits

The following exhibits are filed herewith:

Exhibit Number     Description
--------------     -----------

99.1               Press Release issued by Patriot National Bancorp, Inc.
                   dated March 30, 2004
99.2               Press Release issued by Patriot National Bancorp, Inc.
                   dated March 26, 2004


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

Dated:  March 31, 2004


By:  /s/ Robert F. O'Connel
   -----------------------------
      Robert F. O'Connell
Its:  Senior Executive Vice President
      and Chief Financial Officer